SAFETY COMPONENTS INTERNATIONAL, INC.

                            MANAGEMENT INCENTIVE PLAN


     Section 1. Purpose. The purpose of the Safety Components International, Inc. Management Incentive Plan (the "Plan") is to benefit and advance the interests of Safety Components International, Inc., a Delaware corporation (the "Company"), by rewarding selected employees of the Company and its Business Units (as defined herein) for their contributions to the Company's financial success and thereby motivating them to continue to make such contributions in the future by granting annual performance based awards ("Awards").

     Section 2. Definitions. The following terms when used in the Plan shall, for purposes of the Plan, have the following meanings:

     "Actual Performance" shall have the meaning ascribed thereto in Section 6 hereof.

     "Awards" shall have the meaning ascribed thereto in Section 1 hereof.

     "Base Salary" shall mean the annual base salary of the Participant on the first day of the Performance Period or, in the case of a Participant commencing employment after such date (to the extent permitted by Section 5 hereof), such Participant's annual base salary on the date of such commencement.

     "Base Salary Percentage" shall mean that number, as determined by the Committee for each Participant, representing the percentage of the Participant's Base Salary which shall be payable as an Award (subject to limitation under Section 8 hereof) in the event that 100% of the Participant's Target(s) is achieved.

     "Board" shall mean the Board of Directors of the Company.

     "Business Unit" shall mean the division, regional operating unit or Subsidiary of the Company designated as such by the Committee for purposes of this Plan. The initial Business Units shall be Valentec Wells, Galion, Inc., Valentec Systems, Inc., Automotive Safety Components International S.A. de C.V., Europe Division and Safety Components Fabric Technologies, Inc. Business Unit designations may be modified from time to time by the Committee.

     "Code" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.



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     "Committee" shall mean the Compensation Committee of the Board or any other duly established committee or subcommittee of the Board in each case satisfying the requirements of that the Board hereinafter determines shall act as the Committee for purposes of the Plan.

     "Company" shall have the meaning ascribed thereto in Section 1 hereof.

     "Determination Date" shall have the meaning ascribed thereto in Section 5 hereof.

     "Disability" shall mean termination of employment as determined by the Committee, by reason of a Participant's inability to perform his/her duties under his/her employment with the Company or any of its Subsidiaries by reason of illness, injury or incapacity (whether physical, mental, emotional or psychological) for a period of either (i) ninety (90) consecutive days or (ii) one hundred eighty (180) days in any consecutive three hundred sixty-five (365) day period.

     "Effective Date" shall have the meaning ascribed thereto in Section 10(m) hereof.

     "Eligible Persons" shall have the meaning ascribed thereto in Section 4 hereof.

     "Financial Criteria" shall have the meaning ascribed thereto in Section 5(a) hereof.

     "Fiscal Year" shall mean the fiscal year ending on March 31 or such other period that the Company may hereafter adopt as its fiscal year.

     "Key Executive Officer" shall mean each of the President, Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Executive Vice President, Secretary and Treasurer of the Company and such other executive officers of the Company as may be designated by the Committee.

     "Key Employee" shall mean those full-time management level employees of the Company or the Business Units designated by the Committee for participation in the Plan.

     "Minimum Bonus Amount" shall have the meaning ascribed thereto in Section 6 hereof.

     "Minimum  Threshold  Amount"  shall have the  meaning  ascribed  thereto in
Section 6 hereof.

     "Participant" shall mean each Key Employee who has been designated for participation in the Plan by the Committee in accordance with Section 5 hereof.

     "Performance Period" shall mean the Fiscal Year of the Company to which an Award relates.


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     "Plan" shall have the meaning ascribed thereto in Section 1 hereof.

     "Retirement" shall mean termination of the employment of an employee with the Company and its Subsidiaries on or after the employee's 65th birthday.

     "Subsidiary" shall mean with respect to any person, any corporation, association or other business entity of which securities representing more than 50% of the combined voting power of all classes of equity interests (or in the case of an association or other business entity which is not a corporation, 50% or more of the equity interest) is at the time owned or controlled, directly or indirectly, by that person, corporation, association or other business entity or one or more of its Subsidiaries or a combination thereof.

     "Target" shall have the meaning ascribed thereto in Section 5(a) hereof.

     "Targeted Bonus Amount" shall mean an amount equal to the product of a Participant's (i) Base Salary Percentage and (ii) Base Salary.

     Section 3. Administration of the Plan.

     (a) Generally. The Plan shall be administered by the Committee. The Committee is authorized to administer, interpret and apply the Plan and from time to time may adopt such rules, regulations and guidelines consistent with the provisions of the Plan as it may deem advisable to carry out the Plan, except that, the Committee may authorize any one or more of its members, or any officer of the Company, to execute and deliver documents on behalf of the Committee. The Committee's interpretations of the Plan, and all actions taken and determinations made by the Committee pursuant to the powers vested in it hereunder, shall be conclusive and binding on all parties concerned, including the Company, its shareholders and the Participants. The Committee shall have authority to determine the terms and conditions of the Awards granted to Participants.

     (b) Reliance and Indemnification. The Committee may employ attorneys, consultants, accountants or other persons in connection with its administration, interpretation and application of the Plan, and the Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. No member of the Committee shall be personally liable for any action, determination or interpretation taken or made in good faith by the Committee with respect to the Plan or Awards granted hereunder, and all members of the Committee shall be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

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     Section 4. Eligible Persons;  Participants.  Only Key Employees (other than
Key Executive Officers who shall instead be eligible to participate in the Senior Management Incentive Plan of the Company) are eligible to participate in the Plan ("Eligible Persons"). An individual shall not be deemed an employee for purposes of the Plan unless such individual receives compensation from either the Company or one of its Business Units for services performed as an employee of the Company or any one of its Business Units.

     Section 5. Determination of Targets. Prior to the beginning of each Performance Period or, with respect to Eligible Persons commencing employment after the beginning of a Performance Period, prior to any later date set by the Committee, the Committee shall select the participants for the Fiscal Year or Fiscal Years to be covered by any Award or Awards and adopt in writing, with respect to each Participant, each of the following:

     (a) One or more Targets (each a "Target"), which shall be equal to a desired level or levels for any Fiscal Year of any or a combination of certain financial criteria on an absolute or relative basis (including comparisons of results for the Performance Period to either (x) results for the prior Fiscal Year or (y) budget for the Performance Period), and where applicable, measured before or after interest, depreciation, amortization, service fees, extraordinary items and/or special items, each as determined in accordance with generally accepted accounting principles consistently applied for the Company on a consolidated basis (collectively, the "Financial Criteria"); provided, however, that with respect to any Participant who is employed by a Business Unit, the Financial Criteria shall be based on the results of such Business Unit rather than consolidated results of the Company. The initial Financial Criteria (which shall continue to be the Financial Criteria until a substitute criteria is designated by the Committee) shall be earnings before interest, taxes, depreciation and amortization as determined in accordance with generally accepted accounting principles.

     (b) The Base Salary Percentage.

     Section 6. Minimum Threshold Amount; Awards. Unless the Committee shall determine otherwise, Awards shall contain the terms set forth in this Section 6. With respect to each Performance Period, the minimum threshold amount with respect to each Target, which shall be required for a Participant to achieve an Award, shall be equal to 90% of such Participant's Target (the "Minimum Threshold Amount"). In the event that the actual performance (the "Actual Performance"), based upon the designated Financial Criteria, of the Business Unit applicable to the Participant is equal to the Minimum Threshold Amount, the Participant shall be entitled to receive an Award equal to 50% of his/her respective Targeted Bonus Amount (the "Minimum Bonus Amount"). In the event that the Actual Performance is less than 100% of the Target but in excess of the Minimum Threshold Amount, the Participant shall be entitled to an Award equal to the sum of (i) the Minimum Bonus Amount and (ii) an amount equal to 5% multiplied by the Targeted Bonus Amount for each 1% that the Actual Performance exceeds the Minimum Threshold Amount (subject to the limitation set forth in Section 8 hereof). In the event that the Actual Performance is in excess


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of 100% of the Target,  the  Participant  shall be entitled to an Award equal to the sum of (i) the Targeted Bonus Amount and (ii) an amount equal to 4% multiplied by the Targeted Bonus Amount for each 1% that the Actual Performance exceeds the Target (subject to the limitation set forth in Section 8 hereof).

     Section 7. Calculation of Awards; Certification; Payment; Deferral. Awards may be granted only to Participants with respect to each Performance Period, subject to the terms and conditions set forth in the Plan. As soon as practicable after the end of the Performance Period, and subject to verification by the Company's Chief Financial Officer, based upon the audited financial statements of the Company, of the applicable Financial Criteria, the Company's Chief Financial Officer shall determine, report and certify in writing to the Committee with respect to each Participant whether and the extent to which such Participant's Minimum Threshold Amount is exceeded, including the extent to which, if any, the applicable Target(s) was attained or exceeded. Each Participant's Award, if any, shall be calculated in accordance with Section 6 hereof or such other terms as the Committee shall adopt, and subject to the limitation under Section 8 hereof. The determination of the Chief Financial Officer shall be final and conclusive. Subject to Section 9 hereof, such Award shall become payable in cash as promptly as practicable after certification of the Award. However, from time to time, prior to the beginning of a Performance Period, the Committee may, in its sole discretion (under uniform rules applicable to all Participants and in compliance with applicable law in effect at such time), offer Participants the opportunity to defer receipt of all or a portion of any Award that is made (subject to the limitation under Section 8 hereof) for such Performance Period.

     Section 8. Limitations. The aggregate amount of any Award to any Participant for any Performance Period shall not exceed the amount determined by multiplying such Participant's Targeted Bonus Amount by a factor of three (3) up to a maximum of $500,000.

     Section 9. Employment Requirement.

     (a) Employment Requirement. No Participant shall have any right to receive payment of any Award unless such Participant remains in the employ of the Company or a Business Unit through the date of certification of such Award by the Committee; provided, however, that the Committee may, in its sole discretion, pay all or any part of an Award to any Participant whose employment with the Company or Business Unit is terminated, prior to such date of certification, by reason of death, Disability or Retirement, or where other special circumstances exist with respect to such Participant.

     (b) Intracompany Transfers. For purposes of the Plan, transfers of employment between the Company and its Subsidiaries shall not be deemed a termination of employment.


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     Section 10. Miscellaneous.

     (a) No Contract; No Rights to Awards or Continued Employment. The Plan is not a contract between the Company and any Participant or other employee. No Participant or other employee shall have any claim or right to receive Awards under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained by the Company or any of its Business Units.

     (b) No Right to Future Participation.  Participation in the Plan during one
Performance   Period  shall  not  guarantee   participation   during  any  other
Performance Period.

     (c) Restriction on Transfer. The rights of a Participant with respect to Awards under the Plan shall not be transferable by the Participant to whom such Award is granted (other than by will or the laws of descent and distribution to the extent permitted by the Committee pursuant to Section 9 hereof), and any attempted assignment or transfer shall be null and void and shall permit the Committee, in its sole discretion, to extinguish the Company's obligation under the Plan to pay any Award with respect to such Participant.

     (d) Tax Withholding. The Company or any of its Business Units, as appropriate, shall have the right to deduct from all payments made under the Plan to a Participant or to a Participant's beneficiary or beneficiaries any Federal, state or local taxes required by law to be withheld with respect to such payments.

     (e) No Restriction on Right of Company to Effect Changes. The Plan shall not affect in any way the right or power of the Company or its shareholders to make or authorize any recapitalization, reorganization, merger, acquisition, divestiture, consolidation, spin off, combination, liquidation, dissolution, sale of assets, or other similar corporate transaction or event involving the Company or a subsidiary thereof or any other event or series of events, whether of a similar character or otherwise.

     (f) Source of Payments. The Plan shall be unfunded. The Plan shall not create or be construed to create a trust or separate fund or segregation of assets of any kind or a fiduciary relationship between the Company and a Participant or any other individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof. To the extent that any Participant is granted an Award under Section 7 hereof (subject to limitation under Section 8 hereof), such Participant's right to receive such Award shall be no greater than the right of any unsecured general creditor of the Company.

     (g) No Interest. If the Company for any reason fails to make payment of an Award at the time such Award becomes payable, the Company shall not be liable for any interest or other charges thereon.



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     (h) Amendment and Termination.

     (i) Amendment and Termination of the Plan. The Committee may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part; provided that no amendment shall be made which adversely affects the rights of the Participant with respect to an outstanding Award without the consent of such Participant.

     (ii) Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall desire to carry the Plan into effect.

     (i) Governmental Regulations. The Plan, and all Awards hereunder, shall be subject to all applicable rules and regulations of governmental or other authorities.

     (j) Headings. The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

     (k) Governing Law. The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Delaware, without regard to the choice-of-law principles thereof, and applicable federal law.

     (l) Severability. If any term or provision of the Plan or the application thereof as to any Participant or circumstance is, to any extent, found to be illegal or invalid, then the Committee shall sever such term or provision from the Plan and, thereupon, such term or provision shall not be a part of the Plan.

     (m) Effective Date. The Plan shall be effective as of April 1, 1997 (the "Effective Date").




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